Exhibit 10.2

AMENDMENT TO

COMMON STOCK PURCHASE WARRANT

This AMENDMENT TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of October 24, 2023, by and between AppTech Payments Corp., a Delaware corporation (the “Company”), and [Purchaser] (the “Holder”).

WHEREAS, the Holder is the holder of a Common Stock Purchase Warrant issued on February 2, 2023 (the “February 2023 Warrant”) to purchase up to 1,666,667 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

WHEREAS, pursuant to Section 11 of the February 2023 Warrant, the February 2023 Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand; and

WHEREAS, the Company and the Holder desire to amend the February 2023 Warrant as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Amendment to Exercise Price.  Section 1(b) of the February 2023 Warrant is hereby amended and restated in its entirety as follows:

“ b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $2.74 per share, subject to adjustment as provided herein.”

2. No Further Amendment. Except as amended by this Amendment, the February 2023 Warrant remains unaltered and shall remain in full force and effect.

3. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the February 2023 Warrant.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this warrant amendment agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

APPTECH PAYMENTS CORP.

By: _____________________________

Name:

Title:

Name of Holder: [Purchaser]

Signature of Authorized Signatory of Holder: Name of Authorized Signatory:

Title of Authorized Signatory:

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